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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2003

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374

(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada                        L4G 7K1

(Address of Principal Executive Offices)                        (Zip Code)

(905) 726-2462

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

ITEM 9.            Regulation FD Disclosure

This disclosure is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

On April 30, 2003, the Registrant issued a press release in which it announced its unaudited financial results for the first quarter ended March 31, 2003.

The full text of the press release issued by the Registrant is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

Exhibit 99            Copy of Registrant's press release dated April 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
by:	/s/ GARY M. COHN Gary M. Cohn Secretary

Date: April 30, 2003

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SIGNATURES